Filed pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement dated May 24, 2016

To

Prospectus dated April 29, 2016

This supplement contains information that supplements and amends certain information contained in the prospectus of Corporate Capital Trust, Inc. dated April 29, 2016, as supplemented and amended (the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Increase in Public Offering Price

On May 24, 2016, our board of directors increased the public offering price of our continuous public offering of common stock from $8.82 per share to $8.87 per share. This increase in our public offering price to $8.87 per share is effective as of our May 25, 2016 weekly closing. The purpose of this action was to ensure that our net asset value per share does not exceed our net offering price per share, as required by the Investment Company Act of 1940, as amended. As a result of the increase in offering price, net proceeds per share will correspondingly increase from $8.82 to $8.87.